                                                                    Exhibit 10.6

                                 LOAN AGREEMENT


                                    between


                           OMOLON GOLD MINING COMPANY


                                    Borrower


                                      and


                          ABN AMRO BANK (MOSCOW) LTD.


                                     Lender


                        US$14,000,000 Subordinated Debt



                         Dated as of November 29, 1996

                               TABLE OF CONTENTS

SECTION 1. DEFINITIONS....................................................1

SECTION 2. THE LOAN.......................................................4

SECTION 2.1 Agreement to Lend.............................................4
SECTION 2.2 Purposes of the Loan..........................................4
SECTION 2.3 Procedures for Borrowing......................................4
SECTION 2.4 Interest......................................................5
SECTION 2.5 Default Interest..............................................5
SECTION 2.6 Repayment of the Loan.........................................6
SECTION 2.7 Payment of the Loan...........................................6
SECTION 2.8 Payments......................................................6
SECTION 2.9 Loan Account..................................................7
SECTION 2.10 Bank Accounts................................................7
SECTION 2.11 Subordinated Nature of the Loan..............................7

SECTION 3. FEES AND EXPENSES..............................................7

SECTION 3.1 Administration Fee............................................7
SECTION 3l2 Expenses......................................................7
SECTION 3.4 Withholding and other Taxes...................................8

SECTION 4. REPRESENTATIONS AND WARRANTIES.................................8

SECTION 4.1 Representations as to the Borrower............................8
SECTION 4.2 Representations as to the Loan................................9
Borrower's Obligations under Section 3.3 hereof notwithstanding, Borrower hereby represents and warrants that, in accordance with the Law "On Amend-
ments and Additions to the Value added Tax Law" dated March 20, 1996, as implemented by Presidential Decree No. 25-FZ dated April 1, 1996, the
Loan is not subject to VAT................................................9

SECTION 5. COVENANTS......................................................9
SECTION 5.1 Senior Credit Agreements......................................9
SECTION 5.2 Promissory Notes.............................................10
SECTION 5.3 Conduct of Operations........................................10
SECTION 5.4 Performance and Notice.......................................10
SECTION 5.5 Government Approvals.........................................10
SECTION 5.6 Insurance....................................................10
SECTION 5.8 Negative Pledge..............................................11
SECTION 5.9 Subordination of the Loan....................................11
SECTION 5.10 Dividend Payments...........................................11

SECTION 5. CONDITIONS PRECEDENT..........................................11

SECTION 6.2 Conditions to Any Disbursement...............................11

SECTION 7. SUBORDINATED DEBT EVENTS OF DEFAULT...........................12

SECTION 7.2 Consequences of Default......................................12

SECTION 8. LOAN ADMINISTRATION...........................................13

SECTION 8.1 Entire Agreement:  Amendments................................13
SECTION 8.2 Cumulative Rights:  Waivers..................................13
SECTION 8.3 Assignment...................................................13
SECTION 8.4 Indemnification..............................................14
SECTION 8.5 Governing Law................................................14
SECTION 8.6 Arbitration..................................................14
SECTION 8.7 Waiver of Sovereign Immunity.................................15

SECTION 9. MISCELLANEOUS.................................................15

SECTION 9.1 Notices......................................................15
SECTION 9.2 Severability.................................................16
SECTION 9.3 Specified Currency...........................................16
SECTION 9.1 Language.....................................................16
SECTION 9.5 Counterparts.................................................16

          THIS LOAN AGREEMENT dated as of November 29, 1996 by and between OMOLON GOLD MINING COMPANY, a closed joint stock company organized and existing under the laws of the Russian Federation ("Borrower"), and ABN AMRO BANK (MOSCOW) LTD., a bank organized, licensed and existing under the laws of the Russian Federation ("Lender"), sets forth the binding agreement of the parties.

                             SECTION 1. DEFINITIONS

     Except as defined as below, terms defined in the EBRD Loan Agreement between Borrower and the EBRD as of June 30, 1995 (as amended November __, 1996 and as further amended from time to time) (the "EBRD Loan Agreement") shall have the same meanings in this Agreement and the following terms shall have the meanings set forth below:

     "Availability Period" shall mean the period commencing on the date of this Agreement and terminating on the earliest of (a) the first Repayment Date, (b) the Project Completion Date and (c) the date the obligations of Lender to make Disbursements under this Agreement terminate earlier in accordance with the terms of this Agreement.

     "Banking Day" shall mean a day on which banks are open for commercial business in Moscow, New York City, and London.

     "Borrower" shall mean the entity designated above as Borrower.

     "Borrower's Account" shall mean the Disbursement Subaccount defined in
Section 5.11 of the EBRD Loan Agreement.

     "Capitalized Interest" shall mean any amount of unpaid interest under the Loan which would otherwise be due on an Interest Payment Date, which amount shall be added to the principal amount of the Loan then outstanding pursuant to
Section 2.4 hereof.

     "Cyprus Amax Minerals Company" shall mean the corporation organized and existing under the laws of the State of Delaware in the United States of America.

     "Default Rate" shall mean the Interest Rate plus 2 % per annum.

     "Disbursement" shall mean any amount of the Loan which is disbursed from time to time pursuant to Section 2.3 hereof.

     "Disbursement Request" shall mean the request letter signed by Borrower substantially in the form provided in Exhibit A hereof.

     "Dollars" and the sign "$" shall mean dollars in the lawful money of the United States of America.

     "EBRD" shall mean the European Bank of Reconstruction and Development.

     "Government Approvals" shall mean any approvals or authorization of, or filings or registrations with, any governmental agency or authority.

     "Guarantee" shall mean that certain Guarantee and Indemnity Agreement dated November __, 1996 by Cyprus Amax Minerals Company, a Delaware Corporation, in favor of ABN Amro Bank N.V. and its Amsterdam and Chicago offices and Hollandische Bank--Unie N.V.

     "Guarantor" shall mean Cyprus Amax Minerals Company.

     "Increased Costs" shall mean the amount of any net incremental costs to the Lender of making or maintaining the Loan, evidence of which shall be provided to the Borrower in writing, which result from any change in applicable law or regulations or in the interpretation thereof by any governmental or regulatory authority charged with the administration thereof and/or any compliance with any request form, or requirement of, any central bank or other monetary or other authority which, in either case, shall: (I) impose, modify or deem applicable any reserve, special deposit, or similar requirements against assets held by, or deposits with or for the account of, or loans, by the Lender; (ii) impose a cost on the Lender as a result of its having made the Loan or reduce the rate of return on the overall capital of the Lender which it would have been able to achieve if it had not made the Loan; (iii) change the basis of taxation on payments received by the Lender in respect of the Loan otherwise than by a change in taxation of the overall net income of the Lender; or (iv) impose on the Lender any other condition regarding the making or maintenance of the Loan.

     "Indebtedness" shall mean with respect to Borrower, or any other obligor or obligors referred to in the context in which the term is used, all indebtedness (including guaranties and other contingent obligations) with respect to borrowed money or for the deferred purchase price of property or services, and all rent obligations under any lease which, in accordance with generally accepted accounting principles in the United States of America, should be capitalized on the balance sheet of Borrower or such obligor(s), as the case may be.

     "Interbank Rate" shall mean, for each relevant Interest Period, the ate per annum determined by the Lender to be the offered rate (if any) appearing on page 3750 of the Telerate screen which displays British Bankers Association Interest Settlement Rates for deposits in Dollars for the duration of such Interest Period or any equivalent successor to such page at or about 11:00 a.m. London time on the day falling two London Banking Days before the beginning of such period; provided, however, that if no such offered rate appears on the Telerate screen then the rate per annum determined by the Lender to be equal to the arithmetic mean (rounded upwards, if not already such a multiple, to the nearest whole multiple of one-eighth of one percent) of the rates at which it was offering to prime banks in the London Interbank Market deposits in Dollars and for the duration of such Interest Period at or about 11:00 a.m. London time on the day falling two London Banking Days before the beginning of such period.

     "Interest Determination Date" shall mean, for any Interest Period, the date two Banking Days prior to the first day of such Interest Period.

     "Interest Payment Date" shall mean any day which is a 15 June or 15 December in any year during which principal amounts under the Loan remain outstanding; provided, however, that, if any Interest Payment Date would fall on a day which is not a Banking Day, such Interest Payment Date shall be changed to the next succeeding Banking Day.

     "Interest Period" shall mean each period of six months from and including an Interest Payment Date to but excluding the next following Interest Payment Date.

     "Interest Rate" shall mean the sum of 6.075% per annum and the Interbank Rate for the respective Interest Period.

     "Junior Indebtedness" means all present and future liabilities of Borrower other than the Senior Debt.

     ""Law" Shall mean any constitution or treaty, any law, ordinance, decree, rule, directive or regulation, any judicial or arbitral decision, or any voluntary restraint, policy or guideline not having the force of law, or any of the provisions thereof binding on or affecting the party referred to in the context in which the term is used.

     "Lender" shall mean ABN AMRO BANK (MOSCOW) LTD., a bank organized and existing under the laws of the Russian Federation.

     "Lien" shall mean any lien, attachment, set-off, charge, mortgage, pledge, encumbrance or other security interest, or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest and whether or not enforceable in law), with respect to any present or future assets, revenues, or rights to the receipt of income of the party referred to in the context in which the term is used.

     "Loan" shall mean the sum of (I) the term loan made pursuant to this Agreement, in the aggregate principal amount of $14,000,000 to be advanced by Lender to Borrower and which is drawable in multiple disbursements as set forth in Section 2 and (ii) any Capitalized Interest.

     "Note" shall have the meaning set forth in Section 5.2 hereof.

     "Notice" shall mean notice delivered by a party to this Agreement to the other party hereto in the manner provided in Section 9.1 hereof.

     "OPIC" shall mean the Overseas Private Investment Corporation.

     "OPIC Finance Agreement" shall mean the finance agreement dated as of June 30, 1995, as amended November __, 1996 and as further amended from time to time, between Borrower and OPIC.

     "Repayment Date" shall mean, with respect to the Loan, a date on which any payment of principal under the Loan is due, as set forth in Section 2.6 hereof.

     "Revenue Subaccount" shall mean the Revenue Subaccount defined in Section
5.12 of the EBRD Loan Agreement.

     "Senior Debt" shall mean any and all of Borrower's obligations to make payments of principal, interest, fees, charges, commissions, indemnities and other amounts to the Senior Lenders under the Senior Credit Agreements."

     "Senior Credit Agreements" shall mean the EBRD Loan Agreement and the OPIC Finance Agreement and any and all documents executed by the Borrower in connection with either the EBRD Loan Agreement or the OPIC Finance Agreement.

     "Senior Lenders" shall mean the EBRD and OPIC and their respective successors and assigns.

     "Subordinated Debt Event of Default" shall mean a default under this Agreement as provided in Section 7.1 hereof.

     "Subordination Agreement" shall mean the Subordination Agreement dated as of the date hereof among Borrower, Lender, the EBRD, and OPIC.

     "Withholding Tax" shall have the meaning set forth in Section 3.3 hereof.

                              SECTION 2. THE LOAN

     SECTION 2.1               Agreement to Lend
                               -----------------

     Subject to the terms and conditions of this Agreement, Lender hereby agrees to make a term loan to the Borrower in a total principal amount not to exceed the sum of $14,000,000, which shall be disbursed to Borrower during the Availability Period in accordance with the procedures set forth in Section 2.3 hereof, plus any Capitalized Interest (the "Loan").

     The Loan shall not be of a revolving nature. Any portion of the Loan that is repaid, whether prepaid or otherwise, shall not be readvanced to the Borrower.

     SECTION 2.2               Purposes of the Loan
                               --------------------

     Borrower agrees that the Loan will be used solely to provide additional funds to cover cost overruns related to the Project.

     SECTION 2.3               Procedures for Borrowing
                               ------------------------

     (a) Subject to the conditions set forth in this Section 2.3, in order to request a Disbursement under this Agreement, Borrower shall submit to Lender a Disbursement Request substantially in the form attached hereto as Exhibit A on any Banking Day during the Availability Period specifying in accordance with the terms of this Agreement (I) the principal amount and (ii) the proposed date of Disbursement.

     (b) Each Disbursement Request must be received by Lender at least 3 banking Days prior to the proposed date of Disbursement. A Disbursement Request shall be effective upon receipt of such request by Lender and shall be irrevocable by Borrower as of that date unless otherwise agreed upon by Borrower and Lender.

     (c) Borrower may only submit Disbursement Requests, and Lender will only accept Disbursement Requests and make Disbursements, during the Availability Period. Borrower may request Disbursements, each in the minimum amount of $1,000,000 and each being an multiple of $250,000.

     (d) Upon receipt of the Disbursement Request by Lender, subject to the satisfaction of the conditions precedent set forth in Section 6 hereof and the requirements set forth in this Section 2.3, Lender shall make available to Borrower the requested amount as provided in the Disbursement Request to Borrower's Account on the date proposed by Borrower in the Disbursement Request, provided that if the proposed Disbursement date is not a Banking Day or does not fall at least 15 Banking Days after receipt of the Disbursement Request by Lender, Lender shall pay the Disbursement on the next Banking Day following the proposed Disbursement date that is at least 15 Banking Days after the date of receipt by Lender of the Disbursement Request.

SECTION 2.4                    Interest
                               --------

     (a) Subject to the subordination provisions of the Subordination Agreement and the terms and conditions set forth in the Senior Credit Agreements (including Section 6.01 thereof), Borrower shall pay interest on the outstanding principal amount of the Loan from time to time outstanding at the Interest Rate for the relevant Interest Period. Interest shall accrue from day to day, be prorated on the basis of a 360-day year for the actual number of days in the relevant Interest Period and be due and payable on each Interest Payment Date. Any unpaid interest due and payable on an Interest Payment Date shall automatically be converted to Capitalized Interest, such Capitalized Interest to be repaid in accordance with the terms of Section 2.6 hereof.

     (b) On each Interest Determination Date, Lender shall, in accordance with this Section, determine the Interest Rate applicable for the relevant Interest Period and give prompt notice thereof to Borrower. Each determination by Lender of the Interest Rate shall be final and conclusive and shall be binding upon Borrower unless shown by Borrower to the satisfaction of Lender that any such determination has involved manifest error.

     (c) On each Interest Payment Date, Borrower shall pay, in addition to interest on the Loan, such amount, if any, which Lender may notify to Borrower as being the aggregate of the Increased Costs accrued and unpaid prior to such Interest Payment Date.

SECTION 2.5                    Default Interest
                               ----------------

     If Borrower shall fail to make payment when due of any amounts owed hereunder in respect of the Loan (whether at its stated maturity, or by acceleration or otherwise), Borrower shall pay to Lender, to the extent permitted by applicable Law, interest on such past due amounts from an including such due date until payment in full thereof (after as well as before judgment) at a rate equal to the Default Rate. For the avoidance of doubt, the deferral of payments and principal and interest pursuant to Section 2.6 or 2.7 hereof due to a lack of cash flow available for distribution and service of subordinated debt shall not constitute a default of payment requiring payment of interest at the Default Rate.

SECTION 2.6                    Repayment of the Loan

     Subject to the subordination provisions of the Subordination Agreement, the terms and conditions set forth in the Senior Credit Agreements (including
Section 6.01 thereof) and Section 2.7 of this Agreement, Borrower shall repay each Disbursement and Capitalized Interest from Borrower's Revenue Subaccount in nine equal (or as nearly equal as possible) semi-annual installments beginning on the later of 15 December 1997 or the Project Completion Date with subsequent installments being due and payable thereafter on each successive 15 June and 15 December.

     In the event all or any portion of Borrower's payment on a Repayment Date would contravene the terms of the Subordination Agreement or any other provision of the Senior Credit Agreements (including Section 6.01 thereof), then such portion shall be aggregated and carried forward to the next Repayment Date and interest on such total amount of principal outstanding shall be calculated in accordance with Section 2.4.

     Borrower shall pay to Lender, and shall indemnify and hold Lender harmless from, all costs and expenses incurred by Lender as a result of any payment deferred in accordance with this Section 2.6.

SECTION 2.7                    Payment of the Loan
                               -------------------

     Notwithstanding the repayment provisions set forth in Section 2.6, in the event that there is at any time any amount in Borrower's Revenue Subaccount after payments are made in respect of categories (1) through (8) as provided in
Section 5.12(d) of the EBRD Loan Agreement such that Borrower would otherwise be entitled to make Shareholder Distributions to the extent permitted by Section
6.01 of the EBRD Loan Agreement, such amount shall immediately be used to pay any outstanding principal and interest and, to the extent possible, to prepay the Loan. In the case of partial prepayment of the Loan, such prepayment shall be applied first against fees, costs, expenses and indemnities due hereunder; then against default interest, if any, then due; then against interest then due on the outstanding amount of the Disbursements; and then against the outstanding principal balance of the Disbursements then due; and then towards the prepayment of the outstanding principal in the inverse order of maturity.

SECTION 2.8                       Payments
                                  --------

     (a) All sums payable to Lender or Borrower hereunder shall be paid without set-off or counterclaim in the same day funds on the payment day at such account as may be designated in writing by Lender or Borrower from time to time.

     (b) All payments by the Borrower hereunder shall be applied first against fees, costs, expenses and indemnities due hereunder; then against default interest, if any, then due; then against interest then due on the outstanding account of the Disbursements; and then against the outstanding principal balance of the Disbursements then due; and then towards the prepayment of the outstanding principal in the inverse order of maturity.

SECTION 2.9                    Loan Account
                               ------------

     Lender shall open and maintain on its books a loan account in Borrower's name showing prepayments and repayment of the Loan and the computation and payments of interest and other amounts cue and sums paid hereunder. In the absence of manifest error, such loan account shall be conclusive and binding on the parties hereto.

SECTION 2.10                   Bank Accounts
                               -------------

     Borrower shall establish and maintain such bank accounts as are contemplated under the terms of the Senior Credit Agreements and in accordance with the terms of the licenses granted by the Central Bank of Russia. All Disbursements shall be made to such accounts and all repayment of principal and interest due hereunder shall be made in accordance with the terms of the Senior Credit Agreements and the licenses granted by the Central Bank of Russia.

SECTION 2.11            Subordinated Nature of the Loan
                        -------------------------------

     Notwithstanding anything in this Agreement to the contrary, in accordance with, and in the manner provided by, the terms of the Subordination Agreement, the Loan made pursuant to this Agreement and all other amounts payable hereunder shall be subordinate to the Senior Debt in both right of payment and in the event of liquidation (or similar proceeding) of Borrower. The parties hereby confirm that obligations under this Agreement constitute Junior Indebtedness (as such term is defined in the Subordination Agreement). As provided in the Subordination Agreement, Borrower may make payments to Lender on account of the Junior Indebtedness contemplated hereunder only so long as no Event of Default or Potential Event of Default (as those terms are defined in the Senior Credit Agreements) has occurred and is continuing and such payment is otherwise permitted under the terms of the Senior Credit Agreements (including Section
6.01 thereof).

                         SECTION 3. FEES AND EXPENSES

SECTION 3.1                    Administration Fee
                               ------------------

     Borrower shall pay a one time administration fee of US $10,000, such fee to be deducted directly from the first Disbursement.

SECTION 3l2                        Expenses
                                   --------

     Borrower shall reimburse Lender on demand for all expenses, including without limitation fees and expenses of counsel, fees and expenses of other professional advisors, and all other out-of-pocket costs incurred by Lender in connection with the administration of this Agreement or the Notes, the enforcement of this Agreement or the Notes, or the collection of amounts due hereunder or thereunder, from and after the occurrence of a Subordinated Debt Event of Default, whether or not the Lender gives Notice of such Subordinated Debt Event of Default, demands acceleration of the Loan or takes any other action available to it under this Agreement or applicable Law to enforce this Agreement or the Notes.

SECTION 3.4              Withholding and other Taxes
                         ---------------------------

     Borrower shall pay all amounts due hereunder (including, without limitation, VAT) to Lender free and clear of any deductions or withholding or other taxes or governmental charges imposed in connection with the making of any Loan hereunder ("Withholding Tax"). If any such taxes or charges are imposed on any payments made by Borrower (including payments pursuant to this paragraph), Borrower shall pay such taxes or charges and will also pay to Lender any additional amount which Lender specifies as necessary to preserve the after-tax yield that Lender would have received if such taxes or charges had not been imposed. Borrower shall confirm that it has paid such taxes or charges by providing to Lender official tax receipts (or notarized copies) within 30 days after the due date therefor. Borrower shall hold Lender harmless from any liability with respect to the delay or the failure by Borrower to pay any such taxes or charges. In the event of any change in law which would subject Lender to Withholding Tax on interest payments made to Lender's foreign funding entities, Borrower shall pay Lender any additional amount which Lender specifies as necessary to preserve the after-tax yield such foreign funding entity would have received if such Withholding Tax had not been imposed: provided, however, that Borrower shall not be liable for any Withholding Tax for which such foreign funding entity, with reasonable diligence, could have obtained an advance exemption under an applicable convention with the Russian Federation for the Avoidance of Double Taxation.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Lender as follows:

SECTION 4.1            Representations as to the Borrower
                       ----------------------------------

     (a) Borrower is a closed joint stock company duly organized and validly existing under the laws of the Russian Federation and registered with all relevant registration bodies in the Russian Federation and has full power to carry out the Project and any business for which it intends to use the money loaned to it pursuant to this Agreement.

     (b) Borrower is not in violation of any material statute, law, regulation, judgment, rule, order or decree presently in effect which is applicable to Borrower or its assets. To the best of Borrower's knowledge after due inquiry, no statute, law, rule, regulation or decree has been proposed and no judgment on order is expected which may have a materially adverse effect on Borrower. Borrower is not engaged in nor, to the best of its knowledge, threatened by, any litigation, arbitration, or administrative proceeding, the outcome of which may reasonably be expected to have a materially adverse effect on Borrower.

     (c) Borrower has the corporate power to enter into and perform this Agreement. This Agreement has been duly executed by Borrower and this Agreement constitutes, and the Notes (when executed and delivered) will constitute, valid and legally binding obligations of Borrower, enforceable in accordance with their respective terms. The making of this Agreement and compliance with the terms thereof (1) will not result in violation of Borrower's charter or any provision contained in any statute, law, rule, regulation, judgment, decree or order applicable to Borrower or its assets and (2) will not conflict with or result in the breach of any provision of, or require any consent under, or result in the imposition of any Lien under any agreement or instrument to which Borrower is a party or by which Borrower or any of its assets is bound.

     The officers of Borrower who have executed and delivered this Agreement and the Notes are duly and validly authorized to do so and have bound Borrower by such actions.

     (d) Borrower is not in default in the performance of any obligation, covenant or condition under any agreement, contract or undertaking to which it is a party or by which it or any of its assets or property are bound. No Subordinated Debt Event of Default, or event which, with the passing of time or the giving of Notice, or both, would constitute a Subordinated Debt Event of Default, has occurred and is continuing.

     (e) As of the date of the Agreement, no governmental licenses, approvals, consents, filings or registrations are required for the due execution, delivery or performance by Borrower of the Agreement or the validity or enforceability thereof, except for the authorization of the Central Bank of Russian for the incurrence and repayment of the indebtedness incurred under this Agreement.

     (f) Borrower has filed or caused to be filed all federal, regional and local tax returns that it is required to file by applicable Laws, and has paid or caused to be paid all taxes as shown on such returns, and any assessment imposed on it, to the extent that such taxes or assessments have become due, other than taxes or assessments the validity of which is being contested by Borrower in good faith and with due diligence by appropriate proceedings and as to which Borrower has set up reserves which are believed by Borrower to be adequate for the payment of additional taxes or assessments for years which have not been audited by tax or other government authorities.

     (g) Borrower has good title to all its properties and assets, free and clear of all Liens, except for Permitted Liens.

      SECTION 4.2        Representations as to the Loan
                         ------------------------------

      Borrower's obligations under Section 3.3 hereof notwithstanding, Borrower hereby represents and warrants that, in accordance with the Law "On Amendments and Additions to the Value Added Tax Law" dated March 20, 1996, as implemented by Presidential Decree No. 25-FZ dated April 1, 1996, the Loan is not subject to VAT.

                             SECTION 5. COVENANTS

     In addition to its other undertakings in the Agreement, Borrower hereby covenants to Lender that, during the term hereof, Borrower shall perform and act as follows:

     SECTION 5.1            Senior Credit Agreements
                            ------------------------

     For so long as the Indebtedness under the Senior Credit Agreements is outstanding, Borrower shall comply with all of the covenants provided in the Senior Credit Agreements.

     SECTION 5.2               Promissory Notes
                               ----------------

     On or before the date of any Disbursement by Lender to Borrower hereunder, or on such date as any interest becomes Capitalized Interest, Borrower agrees to execute and deliver to Lender a promissory note (each a "Note" and collectively the "Notes") substantially in the form of Exhibit B hereto evidencing Lender's Disbursements, Borrower's borrowings and other repayment obligations under this Agreement.

     SECTION 5.3             Conduct of Operations
                             ---------------------

     Borrower shall conduct its operations in accordance with the terms of this Agreement and the Senior Credit Agreements and in accordance with all Laws applicable to Borrower.

     SECTION 5.4             Performance and Notice
                             ----------------------

     Borrower shall promptly give Notice to Lender of (i) the commencement of any litigation, arbitration or other proceeding involving a substantial claim against Borrower; (ii) any change in taxes, levies, duties, or other fees imposed by any government agency or authority or any significant change in any Law applicable to any aspect of the transactions contemplated by this Agreement and the Notes; (iii) the occurrence of any Subordinated Debt Event of Default hereunder or Event of Default under the Senior Credit Agreements or any event which, with the giving of notice or the passing of time, or both, would constitute a Subordinated Debt Event of Default hereunder or an Event of Default under the Senior Credit Agreements; (iv) any circumstances which could materially adversely affect the operations, business, property or condition, financial or otherwise, of Borrower or the performance by Borrower of its obligations under this Agreement, the Notes and the Senior Credit Agreements; and (v) any changes in the ownership, control or nature of the business of Borrower.

     Section 5.5               Government Approvals
                               --------------------

     Borrower, at its own expense, shall obtain and ensure the continued effectiveness of all Governmental Approvals which may be necessary or desirable during the term hereof to effect the execution and delivery of this Agreement, the Notes and the Senior Credit Agreements, and the performance by Borrower of its obligations hereunder and thereunder, and shall promptly deliver to Lender true and correct copies thereof.

     SECTION 5.6                   Insurance
                                   ---------

     Borrower shall at all times maintain insurance with financially sound and reputable insurers against all risks normally insured against and in amounts normally considered prudent by companies carrying on a similar business or another business in a similar location. Borrower shall, upon request by Lender, furnish to Lender true and complete copies of all such insurance policies or contracts, together with evidence of the payment of premiums required thereby.

     SECTION 5.8               Negative Pledge
                               ---------------

     Except as consented to in advance by Lender, Borrower shall not create, assume or suffer to exist any lien, except Permitted Liens. Borrower shall ensure that at all times its obligations hereunder constitute unconditional general obligations of Borrower ranking at least pari passu in priority of
                                                 ---- -----
payment with all other Junior Indebtedness of Borrower for so long as such indebtedness is outstanding.

     SECTION 5.9            Subordination of the Loan
                            -------------------------

     In accordance with the terms of the Subordination Agreement, Borrower shall mark in its books and records, so as to clearly indicate that, for as long as the Senior Debt is outstanding, the Loan made pursuant to this Agreement is subordinated to the Senior Debt in accordance with the terms of the Subordination Agreement.

     SECTION 5.10              Dividend Payments
                               -----------------

     So long as any of the Loan remains outstanding, no dividends shall be paid by the Borrower to its shareholders.

SECTION 5. CONDITIONS PRECEDENT

     The obligation of Lender to make the first Disbursement to Borrower under this Agreement is subject to the fulfillment of the following conditions precedent;

     (a) Resolution of Borrower.  Borrower shall have executed and delivered to
         ----------------------
lender an original copy of a resolution of the Borrower's Board or Directors confirming that Borrower is authorized to enter into this Agreement and incur the obligations related hereto under (i) all applicable laws of the Russian Federation; (ii) any agreement to which Borrower is a party or by which any of its assets or property are bound; and (iii) its charter.

     (b) Delivery of Agreement.  Lender shall have received a signed copy of
         ---------------------
this Agreement, duly executed by an authorized representative of Borrower.

     (c) Delivery of the Guarantee.  Lender shall have received a signed copy of
         -------------------------
the Guarantee, duly executed by an authorized representative of the Guarantor.

     (d) Establishment of Accounts.  All accounts necessary for the
         -------------------------
Administration of the Loan shall have been established with ABN Amro Bank (Moscow) Ltd.

     SECTION 6.2            Conditions to Any Disbursement
                            ------------------------------

     The obligations of Lender to make cash Disbursement under this Agreement shall also be subject to the fulfillment of the following conditions precedent:

     (a) Disbursement Application.  Lender shall have received from Borrower a
         ------------------------
timely Disbursement Request as set forth in Section 2.3.

     (b) Note.  Lender shall have received an undated Note evidencing such
         ----
Disbursement duly executed by Borrower.

                 SECTION 7. SUBORDINATED DEBT EVENTS OF DEFAULT

     Each of the following events and occurrences shall constitute a Subordinated Debt Event of Default under this Agreement and any Note:

     (a) Payment Default.  Taking into consideration any permitted deferral of
         ---------------
principal or interest, Borrower shall fail for any reason whatsoever to make payment of any amount due under this Agreement or the Note on the date on which such amount is due an payable whether by the terms hereof or thereof or by acceleration. Acceptance by Lender of partial payment shall not constitute a waiver by Lender of Borrower's obligation to make payment in full of amounts due under this Agreement and the Note.

     (b) Representation Default.  Any representation or warranty made by
         ----------------------
Borrower in this Agreement shall prove to have been incorrect, untrue or misleading in any material respect when made.

     (c) Breach of Covenant.  Borrower shall breach or fail to fulfill its
         ------------------
obligations set forth in Section 5.7 or 5.9 hereof. Borrower shall breach or fail to fulfill any of its obligations set forth in Section 5 hereof (other than Section 5.7 or 5.9) and, if such breach or failure is remediable, shall fail to remedy such breach or failure to the satisfaction of Lender within 30 days after the occurrence of such breach or failure.

     (d) Bankruptcy.  Borrower shall permit the occurrence of any act of
         ----------
bankruptcy by or against Borrower.

     (e) Cross-Default.  Borrower shall default under any other agreement
         -------------
involving any Indebtedness of Borrower (including, but not limited to, the Senior Debt), if the effect of such default is to accelerate, or to permit the holder of such Indebtedness to accelerate, the due date of such Indebtedness.

     SECTION 7.2            Consequences of Default
                            -----------------------

     (a) If a Subordinated Debt Event of Default shall occur and be continuing, Lender may, subject to the terms of the Subordination Agreement and the terms and conditions of the Senior Credit Agreements (including Section 6.01), by Notice to Borrower, (i) terminate its undertaking to make Disbursements hereunder; (ii) declare the entire amount of the Loan, together with accrued interest and other sums payable thereon, to be immediately due and payable;
(iii) apply all amounts on deposit with or otherwise in the possession of Lender in payment or prepayment of all amounts payable hereunder and under the Notes; or (iv) take one or more of the preceding actions.

     (b) In the event that the Loan shall become due and payable by acceleration as provided above, the Loan, together with accrued interest and other sums payable thereon, shall, upon the giving of such Notice by Lender but subject to the terms of the Subordination Agreement and the terms and conditions of the Senior Credit Agreements (including Section 6.01 thereof), become immediately due and payable without presentment, demand, protest or notice of any kind other than the Notice specifically required by this Section, all other notice being expressly waived by Borrower. If a Subordinated Debt Event of Default shall occur, it may be waived by Notice form Lender; however, any such waiver shall be subject to the Lender's rights under Section 8.2.

     (c) Borrower shall pay to Lender, and shall indemnify and hold Lender harmless from, all costs and expenses incurred by Lender as a result of any permitted accelerated payments in accordance with this Section 7.2.

                         SECTION 8. LOAN ADMINISTRATION

     SECTION 8.1          Entire Agreement:  Amendments
                          -----------------------------

     This agreement, together with the Notices, certificates, opinions, and other documents delivered in accordance with the provisions hereof, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior expressions of intent or understanding with respect to this transaction. This Agreement may be amended only by an instrument in writing executed by the parties hereto.

     SECTION 8.2            Cumulative Rights:  Waivers
                            ---------------------------

     The failure or delay of Lender to require performance by Borrower of its Obligations hereunder or to enforce Lender's rights under any provisions of the Agreement or the Notes shall not affect Lender's right to require performance and to enforce its rights with respect to such provision unless and until such performance or right has been expressly waived in writing by Lender. Any waive of a Subordinated Debt Event of Default shall be effective only in accordance with its terms and may be restricted or conditioned n any way. No waiver of any Subordinated Debt Event of Default shall constitute a waiver of continuance or recurrence of such Subordinated Debt Event of Default or of any other Subordinated Debt Event of Default, except as provided in such waiver. The rights granted to Lender hereunder, under the Notes or under any other document or instrument delivered hereunder or thereunder and any rights available to it at law or in equity shall be cumulative and may be exercised in part or in whole from time to time.

     SECTION 8.3                 Assignment
                                 ----------

     (a) This Agreement and the Notes shall be binding upon and shall be enforceable by Borrower and Lender and their respective successors and assigns, except that Borrower shall have no right to assign or transfer its rights or obligation hereunder or under the Notes without the prior written consent of Lender. Subject to the terms of the Subordination Agreement, Lender may grant participations in the Loans and may sell, assign or transfer part or all of its rights hereunder and under the Note. Borrower shall, from time to time at the request of Lender, execute and deliver to Lender or Lender's assignee or participant such documents as Lender may reasonably request to give full force and effect to such sale, assignment, transfer or participation. Such assignee or participant shall be entitled, to the extent of its interest, to the benefits and rights granted to Lender under this Agreement and under the Notes; provided that no assignee or participant shall be entitled to indemnification for higher amounts or other costs than those which were subject to indemnity to Lender at the date of assignment or participation; and also provided that such assignee or participant consent to the subordination provisions of the Subordination Agreement. Such assignee or participant shall, however, be entitled, subject to Section 2.11, to full indemnification by reason of changes which cause costs to be incurred or increased subsequent to the date or such assignment or participation irrespective of whether such changes affect or would have affect Lender.

     (b) Pursuant to the terms of the Subordination Agreement, Lender has created a pledge of rights in favor of the Senior Lenders over (1) all of Lender's right, title, benefit and interest (present and future) in and to Borrower's indebtedness hereunder, (2) all monies whatsoever payable to or to the account of Lender in respect of Borrower's indebtedness hereunder, and (3) all other rights and benefits whatsoever accruing to Lender in connection with Borrower's indebtedness hereunder. Borrower acknowledges the existence of such pledge, the value of which on the date of this Agreement is $14,000,000.

     SECTION 8.4               Indemnification
                               ---------------

     Borrower agrees to indemnify and hold harmless Lender from and against any and all losses, claims, damages and liabilities caused or resulting from any breach of the representations and warranties or covenants contained herein.

     SECTION 8.5               Governing Law
                               -------------

     This agreement shall be governed by and construed and interpreted in accordance with the laws of the Russian Federation.

     SECTION 8.6                Arbitration
                                -----------

     Any dispute, controversy or claim arising out of or related to this Agreement or any Note or the breach, termination or validity hereof or thereof shall be submitted for final settlement by arbitration to the International Commercial Arbitration Court under the auspices of the Chamber of Commerce and Industry of the Russian Federation. By its execution of this agreement, Borrower hereby irrevocably submits to the exclusive jurisdiction of the arbitral tribunal appointed in accordance with the procedures set forth herein. Arbitration shall be governed by the Rules of the International Commercial Arbitration Court under the auspices of the Chamber of Commerce and Industry of the Russian Federation in effect at the time of such arbitration. The seat of arbitration will be Moscow, Russian Federation. The arbitration proceedings, documentary evidence and pleadings shall all be presented in Russian.

     The arbitral tribunal shall consist of three arbitrators. One arbitrator shall be appointed by Lender and One by Borrower. The third arbitrator shall be appointed by the other tow arbitrators. If either party fails to appoint its arbitrator within a period of 15 days after the other party has appointed its arbitrator, or if the two arbitrators cannot agree on the third arbitrator with a period of 20 days after the appointment of the second arbitrator, then the arbitrator of the failing party and/or the third arbitrator shall be appointed by the president of the Chamber of Commerce and Industry of the Russian Federation at the request of the interested party.

     All decisions of the tribunal shall be final and binding on the parties and may be entered against them in a court of competent jurisdiction. The tribunal shall determine the costs or arbitration in its award, and such costs shall be allocated between the parties as determined by the tribunal.

     SECTION 8.7            Waiver of Sovereign Immunity
                            ----------------------------

     Borrower represents and warrants that this Agreement is a commercial rather than a public or governmental act and that Borrower is not entitled to claim immunity from legal proceedings with respect to itself or any of its assets on the grounds of sovereignty or otherwise under law or in any jurisdiction where an action may be brought for the enforcement of any of the obligations arising under or related to this Agreement. To the extent that Borrower or any of its assets has or hereafter may acquire any right to immunity from set-off, legal proceedings, attachment prior to judgment, other attachment or execution of judgment on the grounds of sovereignty or otherwise. Borrower hereby irrevocably waives such rights to immunity in respect of its obligations arising under or relating to this Agreement.

                            SECTION 9. MISCELLANEOUS

     SECTION 9.1                    Notices
                                    -------

     (a) Except as provide in Section 2.3, any Notice required or permitted to be given hereunder shall be in writing and shall be either personally delivered, sent to postage prepaid mail (airmail if international), or transmitted by telex or facsimile transmitter to the parties as follows, as elected by the party giving such Notice:

         To Borrower:

             Omolon Gold Mining Company
             Proletariat Street, 14
             68500 Magadan
             Russian Federation

             Telex:  145122
             Answerback:  NEGA SU
             Fax:  907-887-3000

             Attention:  Steven W. Harapiak

         To Lender:

             ABN Amro Bank (Moscow) Ltd.
             Bolshaya Nikitskaya 17, Building 1
             103009 Moscow
             Russian Federation

             Fax:  931-9140

             Attention:  Paulus J. Elberse

         With a copy to:

             Cyprus Amax Minerals Company
             9100 East Mineral Circle
             P.O. Box 3299
             Englewood, Colorado  80112-3299

             Fax:  303-643-5181

             Attention:  President

     (b) All Notices and other communications shall be effective on (I) the date of receipt if delivered personally; (ii) the date of receipt if sent by mail or facsimile transmitter; or (iii) the date of transmission with confirmed answerback if transmitted by telex, whichever shall first occur. Any party may change its address for purposes hereof by Notice to the other party.

     SECTION 9.2                 Severability
                                 ------------

     In case any provision of this Agreement or in any other document relating to the Loans shall be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not in any way affect or impair any other provision of this Agreement or of any such other document.

     SECTION 9.3              Specified Currency

     The requirement for the payment in Dollars is of the essence, and the denominated currencies of the Loan shall be the respective currencies of account, of advance and of payment in all events. The obligation of Borrower to repay shall not be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, except to the extent that payment in the currency in which such payment is due is actually received. In the event that any such payment does not satisfy the obligations in such specified currency of Borrower hereunder, Borrower shall indemnify Lender for the deficiency relating to the Loan.

     SECTION 9.1                  Language
                                  --------

     All documents to be furnished or communications to be given or made under this Agreement shall be in the English language or, if in another language, shall be accompanied by a translation into English certified by a representative of Borrower.

     SECTION 9.5               Counterparts
                               ------------

     The Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized signatories on the date first written above.

BORROWER                        OMOLON GOLD MINING COMPANY



                                  ------------------------------
                                  Name:
                                  Title:


                                  ------------------------------
                                  Name:
                                  Title:

LENDER                          ABN AMRO BANK (MOSCOW) LTD.



                               By:
                                  ------------------------------
                                  Name:
                                  Title:


                               By:
                                  ------------------------------
                                  Name:
                                  Title:

                            GUARANTEE AND INDEMNITY
                                   AGREEMENT

     Guarantee and indemnity, dated as of November 26, 1996, by Cyprus Amax Minerals Company, a Delaware corporation (the "Guarantor"), in favor of ABN AMRO Bank N.V. and its Amsterdam and Chicago offices (collectively, the "Bank").

Section 1.  Guarantee.

     For value received, and to induce the Bank to make loans or otherwise extend credit from time to time to or for the account of Omolon Gold Mining Company (the "Borrower") pursuant to the Loan Agreement concurrently being entered into between the Borrower and ABN AMRO Bank (Moscow) Ltd. ("ABN AMRO Moscow") (the "Omolon Facility"), the Guarantor, as its own primary and independent obligation hereby unconditionally and irrevocably guarantees to the Bank, its successors, endorsees and assigns, the prompt payment when and as due of 100% (the "Guaranteed Percentage") of all present and future obligations and liabilities of the Borrower to ABN AMRO Moscow under the Omolon Facility (the "Obligations"). Terms defined in the Omolon Facility and used herein without definition have the same meaning herein as in the Omolon Facility. If any of the Obligations are not paid when and as due (whether by demand, lapse of time, acceleration or otherwise), the Bank may, either by notice to the Guarantor of such non-payment or its certification that the Bank is legally precluded from providing such notice, cause the liability of the Guarantor under this Section 1 to become fixed and determined as to such unpaid Obligations on the date of sending such notice or making such certification, as the case may be, at the Guaranteed Percentage (namely, 100% for the Guarantor) of the amount of such unpaid Obligations, subject to increase for interest thereafter accruing on such Obligations and for the existence or future incurrence of additional Obligations. The liability of the Guarantor under this Section 1 in connection with such unpaid Obligations shall not after such time be reduced by any payments on the Note or on any other Obligations from any source except the Guarantor, whether such payment is received from the Borrower, any other guarantors or otherwise, unless and until all Obligations then due and owing have been paid in full. The Guarantor agrees it will pay to the Bank the Guaranteed Percentage of such unpaid Obligations whether or not any other person or entity shall then or thereafter pay any amount of the Obligations unless and until all Obligations then due and owing have been paid in full. This Section 1 is intended to permit the Bank to receive from the Guarantor payment of the Guaranteed Percentage of any Obligations unless and until all Obligations are paid in full but is not intended to permit the Bank to receive payment from the Guarantor of any amount previously due and owing on any Obligation that has been paid when and as due by any other person (and which payment if received by the Bank within the Russian Federation is freely transferable by the Bank outside the Russian Federation) or to receive freely transferable payment from any person of more than the amount due and owing on any Obligations. The Bank may make repeated and successive demands for recoveries on unpaid Obligations under this Section 1, subject to the foregoing, notwithstanding any recovery from any other source in payment of any Obligations, and this Guarantee shall remain in full force and effect and shall apply to each and every subsequent default in payment of the Obligations. The Bank may allocate payments received from any source other than the Guarantor to the Obligations in any order it desires. Without limiting the foregoing, the Guarantor acknowledges and agrees that the Bank's extensions of credit under the Omolon Facility shall, as between the Guarantor and the Bank, in all events be deemed to mature and be fully payable on the date three hundred and sixty days from the date hereof (the "Termination Date") and upon such date the Guarantor, as its own primary and independent obligation, unconditionally and irrevocably agrees to pay all such amounts to the Bank in full notwithstanding that such Obligations are not otherwise due and payable or permitted to be paid by the Borrower under the Omolon Facility, provided, however, that if the Bank, in its sole and absolute discretion, decides to extend such Termination Date, the Guarantor's payment obligation, as provided in this sentence, shall likewise be extended to the new Termination Date as notified by the Bank to the Guarantor. In addition, the term "Obligations" guaranteed hereby and payable by the Guarantor hereunder, shall also include (whether or not expressly provided for under the Omolon Facility) any loss (including any reemployment loss), cost, expense or liability that ABN AMRO Moscow or the Bank may incur or be exposed to arising out of:

          a. any failure by the Borrower to take down any portion of the Omolon Facility after giving notice of a drawdown,

          b. any prepayment made by the Borrower on other than the last day of any Interest Period,

          c. the failure by the Borrower to make any interest or principal payment expressed to be due on the last day of each Interest Period even if such failure is caused by any provisions of the Omolon Facility permitting or requiring that such principal or interest payment be deferred, capitalized or otherwise not due and payable at the end of any Interest Period; and

          d.  the occurrence of any Subordinated Debt Event of Default.

The term "Obligations" guaranteed hereby and payable by the Guarantor shall also include (whether or not expressly provided for under the Omolon Facility) any increased reserve cost, special deposit requirement, supplemental capital requirement or the imposition of any tax or other condition, which increases the cost to ABN AMRO Moscow or the Bank of making or agreeing to make the extensions of credit under the Omolon Facility or which would reduce the amount received or receivable by ABN AMRO Moscow or the Bank thereunder, which amounts shall be payable by the Guarantor hereunder as its own primary and independent obligation.

Section 2.  Guarantee Fee.

     In consideration for the Guarantor's consenting to guarantee and pay the Obligations and provide its indemnity hereunder, the Bank shall pay to the Guarantor at the time of each Interest Payment Date under the Omolon Facility a fee equal to the Guaranteed Percentage of 5.4% per annum applied to the average daily outstanding principal balance of Loans during the period ending on such date, subject to the Bank's receipt in full and free transferability of all amounts owed to it on such date under the Omolon Facility and the amounts due hereunder.

Section 3.  Indemnity.

     In addition to the foregoing guarantee, the Guarantor as its own primary and independent obligation agrees as follows:

       3.1 In order to enable ABN AMRO Moscow to grant the Omolon Facility, Hollandsche Bank-Unie N.V. ("HBU") will make one or more interbank facilities available to the Abn Amro Moscow for the purpose of funding the Omolon Facility (such interbank facilities from HBU to Abn Amro Moscow to be referred to as the "AA Funding Facility") and Abn Amro Bank N.V. Chicago Branch ("Abn Amro Chicago") will issue its guarantee in favor of Abn Amro Moscow and HBU for the purpose of allocating credit risk to Abn Amro Chicago (such interbank guarantee from Abn Amro Chicago to Abn Amro Moscow and to HBU to be referred to as the "AA Guarantee Facility"). The AA Funding Facility and the AA Guarantee Facility shall be referred to together as the "AA Facility" and the agreements evidencing the AA Funding Facility and the AA Guarantee Facility shall be referred to together as the "AA Facility Agreements". In order to induce HBU and Abn Amro Chicago to enter into the AA Facility Agreements, the Guarantor hereby agrees to provide the below described indemnities to the Bank indemnifying against any and all costs, liabilities and losses which may be incurred under the AA Facility Agreements or as a result of any AA Facility Repayment Restriction, any new Money Credit, any Restructuring, any ineffectiveness of the Operative Documents (as hereinafter defined) or any recharacterization risks, (as defined below).

       (a)  AA Facility Repayment Restriction means:

            Any Act of State or any Political Risk Event affecting either party to the AA Facility in relation to the AA Facility, or its obligations under the AA Facility or the performance or enforceability thereof.

       (b) Act of State means any of the following affecting any party to the Omolon Facility in relation to the AA Facility or the AA Facility:

            Any law, rule or regulation of the Russian Federation, or any political subdivision thereof, or any order, decree, decision, award, directive, instruction, or other measure, or action of the Russian Federation or any political subdivision thereof, or of any Governmental Authority, or the interpretation of any of the foregoing, and any demand, request, application or other action filed with any Governmental Authority, or any other court or authority of competent jurisdiction, which purports or seeks to, or has the effect of:

          - terminating, extending, increasing or otherwise modifying the Omolon Facility or the AA Facility or any provision thereof;

          - prohibiting, reducing, delaying, or suspending, or modifying the agreed manner or currency of, any payment to be made under or pursuant to the Omolon Facility or the AA Facility, or otherwise affecting the performance or enforceability of the Omolon Facility or the AA Facility by or against any party thereto;

          - expropriating, confiscating or seizing (control over), or changing or adversely affecting the ownership, control, operation or management of the Borrower or ABN AMRO Moscow, of all or a substantial part of its business or assets, with or without compensation.

            The foregoing notwithstanding, no Act of State shall be deemed to have occurred if the performance or enforceability of the Omolon Facility or the AA Facility is affected as a result of the Bank's or ABN AMRO Moscow's knowing and material violation of any law or regulation generally applicable to banking institutions in the Russian Federation.

     (c)  Governmental Authority means:

          Any court, ministry, or other central or local governmental or regulatory authority, department, commission, bureau or agency of the Russian Federation or any political sub-division thereof, including, but not limited to, the Central Bank of the Russian Federation.

     (d)  New Money Credit means:

          Any loan or granting of credit by the Bank to or on the credit of (i) the Russian Federation, (ii) any Governmental Authority, (iii) any person which is citizen of, or is organized or exists under the laws of the Russian Federation or the majority of the ownership interest of which is owned, directly or indirectly by the Russian Federation or any Governmental Authority or (iv) any person which conducts business in the Russian Federation ((i) through (iv) jointly the "Russian Federation Persons"), which loan or extension of credit is made in a foreign currency pursuant to an agreement or agreements entered into at the request of the Russian Federation or any Governmental Authority following negotiations and consultations between the Russian Federation or any Governmental Authority and the Bank and other holders of foreign currency indebtedness of Russian Federation Persons, but only to the extent that the amount of such loan or granting of credit is determined by reference to the Bank's commitment, advances under the Omolon Facility or prior New Money Credits.

     (e)  Political Risk Event means:

          Any type of war, invasion, embargo, rebellion, revolution, riot or sabotage and any politically motivated work stoppage or slowdown, labor unrest or violence in the Russian Federation or any political sub-division thereof which affects the performance or enforceability of the Omolon Facility or the AA Facility by or against any party thereto.

     (f)  Restructuring means:

          (i) Any postponement of a date or reduction of an amount of any payment to be made by the Borrower under the Omolon Facility;

          (ii) any termination or modification of the AA Facility Agreement or this Guarantee and Indemnity, or any other security arrangement with respect to the Omolon Facility; and

          (iii) any changes in the currency or manner in which the obligations of the Borrower under the Omolon Facility are payable,

     which postponement, reduction, change, termination or modification is made pursuant to an agreement or agreements entered into at the request of the Russian Federation or a Governmental Authority following negotiations and consultations between the Russian Federation or a Governmental Authority and the Bank or the holders of foreign currency indebtedness of natural persons or juridical entities resident in, formed under, or otherwise subject to the laws of the Russian Federation in connection with a restructuring or re-negotiation of foreign currency indebtedness of such persons or entities, or pursuant to any Russian Federation law, rule, order or regulation adopted after the date of either the AA Facility or Omolon Facility.

     3.3. The Guarantor hereby irrevocably and unconditionally, as its own primary and independent obligation, indemnifies ABN AMRO Chicago and holds it harmless with respect to all payments at any time made or to be made by ABN AMRO Chicago pursuant to a payment request made by ABN AMRO Moscow under the AA Guarantee Facility, and all legal and other costs, charges and expenses of whatever nature incurred by ABN AMRO Chicago in connection with its performance thereunder and to pay to ABN AMRO Chicago, without set-off or counterclaim, within forty-eight hours of receipt of the first written request, all amounts stated by ABN AMRO Chicago to be due and owing by the Guarantor to ABN AMRO Chicago hereunder, including interest and other costs.

     3.4. The Guarantor hereby irrevocably and unconditionally, as its own primary and independent obligation, agrees, within forty-eight hours of receipt of the Bank's first written notice (the "Notice") that an AA Facility Repayment Restriction has occurred, to pay to ABN AMRO Chicago or to HBU all amounts (the "Amount") which, as stated in the Notice, have or will at any time thereafter become due and owing by ABN AMRO Moscow to HBU under the AA Funding Facility Agreement. If an AA Facility Repayment Restriction has occurred, the Amount will become due and owing from that date. The Amount will not include any amount paid by the Borrower to ABN AMRO Moscow under the Omolon Facility Agreement which prior to the occurrence of such AA Facility Repayment Restriction ABN AMRO Moscow has failed to apply to pay its corresponding liability to HBU under the AA Funding Facility Agreement. The Guarantor shall forthwith notify the Borrower of any notice received by the Guarantor under this
Section 3.4. The obligations of the Guarantor under this Agreement will be enforceable whether or not any payment by the Borrower is due and payable under the Omolon Facility Agreement at the time when the Notice is received by the Guarantor in accordance with this Section 3.4.

     3.5. The Guarantor hereby irrevocably and unconditionally, as its own primary and independent obligation, agree, within forty-eight hours of receipt of the Bank's first written notice to indemnify the Bank for all amounts which, in accordance with the statement of the Bank have been paid by the Bank or ABN AMRO Moscow in order to extend the New Money Credit in its own name. The Guarantor shall have the option to purchase, if legally permissible, by way of assignment from the Bank such New Money Credit or a 100% participating interest therein, without recourse except as to title and amount at a price equal to the amount of the New Money Credit extended by the Bank. In the event the Guarantor has so indemnified the Bank, the Bank agrees to assign or transfer to the Guarantor any claim it may have against the Russian Federation Persons under the New Money Credit without recourse except as to title and amount. The Bank shall give the Guarantor notice of any New Money Credit request and the Guarantor shall have the option prior to any extension of New Money Credit to pay in full all Obligations of the Borrower as provided in Section 1 as if a Termination Date had occurred thereunder.

     3.6. The Guarantor hereby irrevocably and unconditionally, as its own primary and independent obligation agrees, upon written notice from the Bank that if a Restructuring has occurred, the Guarantor will pay on the due date therefor, as in effect immediately before such Restructuring, the amount which, but for the Restructuring would be payable or which would have been payable by the Borrower to ABN AMRO Moscow under the OMOLON Facility Agreement.

The Bank will apply the net amount actually received by it pursuant to this
Section 3.6 in reducing the amount payable by ABN AMRO Moscow to HBU under the AA Funding Facility Agreement.

     3.7. The Guarantor acknowledges and agrees as its own primary and independent obligation for the benefit of the Bank, that:

           (a) the Bank is not making any representation with respect to the legality, validity, enforceability or effect of any of the provisions of the Omolon Facility Agreement, the AA Facility Agreements, or this Agreement (together the "Operative Documents"), or any of them, or any of the transactions contemplated thereby except that the Bank is a licensed lender in the Russian Federation and is legally permitted to extend the Omolon Facility and to obtain funding in a manner consistent with the AA Facility;

           (b) the Bank will not have any liability with respect to any failure or inability of the Borrower or the Guarantor to realize any tax or other benefit anticipated by either of them from the Operative Documents, or any of them, or any of the transactions contemplated thereby; and

           (c) the Guarantor hereby irrevocably and unconditionally, as its primary and independent obligation hereby indemnifies and holds the Bank, including HBU, harmless from, and promptly upon their request indemnifies each of them for, any loss, damage, cost or expense that either of them may incur as a result of (i) the illegality, invalidity, unenforceability or ineffectiveness of any of the provisions of the Operative Documents, or any of the transactions contemplated thereby, or (ii) the characterization of the Omolon Facility Agreement as anything other than a loan facility from a local Russian Federation commercial banking institution to a local Russian Federation borrower, by any Governmental Authority.

Section 4.

     The Guarantor agrees to pay on demand interest on each amount demanded of it under this Agreement from the date of demand until actual payment (whether before or after judgment) at a rate per annum equal to the rate from time to time quoted by the Bank as its prime rate for U.S. dollar loans plus one percent.

Section 5.  Absolute Guarantee.

     The Guarantor's obligations hereunder shall be primary and independent and not be affected by the genuineness, validity, regularity or enforceability of the Obligations or the Operative Document, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Obligations or the amounts indemnified hereunder which might otherwise constitute a defense to this Agreement. The Bank makes no representation or warranty with respect to any such circumstance and has no duty or responsibility whatsoever to the Guarantor with respect to the management and maintenance of the Obligations, the Operative Documents, or any collateral therefor. In the event that any payment to the Bank with respect to any Obligations or other amounts due hereunder is rescinded or must otherwise be returned or is not freely transferable outside the Russian Federation, the Guarantor shall remain liable hereunder with respect to such Obligations as if such payment had not been made. The

Guarantor represents that the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action and that this Agreement constitutes its legal, valid and binding obligation.

Section 6.  Consents, Waivers and Renewals.

     The Guarantor agrees that the Bank may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of or renew any of the Obligations or the AA Facility and may also make any agreement with the Borrower for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Bank and the Borrower, without in any way impairing or affecting this Guarantee. The Guarantor acknowledges, consents and approves the terms of the Omolon Facility, including, without limitation, those terms thereof which subordinate, capitalize interest or otherwise defer payment under the Omolon Facility.

Section 7.  Expenses.

     The Guarantor agrees to pay on demand all reasonable out-of-pocket costs, charges and expenses (including the reasonable fees and expenses of counsel) incurred by the Bank in connection with the enforcement or protection of the rights of the Bank hereunder.

Section 8.  Subrogation.

     The Guarantor shall not be subrogated to the rights of the Bank to receive payments and distributions of cash, property and securities applicable to the Obligations or the AA Funding Facility until all amounts due to the Bank in connection with the Obligations or this Agreement and the AA Facility shall have been paid in full in lawful money of The United States and in immediately available and freely transferable currency and until such time the Guarantor will not exercise any rights which they may acquire by way of subrogation or by any indemnity, reimbursement or other agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited and applied to the Obligations, and other amounts due hereunder, whether matured or unmatured.

Section 9.  Continuing Agreement.

     This is a continuing Agreement and shall remain in full force and effect and be binding upon the Guarantor and its successors and assigns until written notice of its revocation shall actually be received by the Bank. No such revocation shall release the Guarantor or affect in any manner the rights, remedies or powers of the Bank under this Agreement with respect to any of the Obligations arising, or as to which the Bank is committed to extend, prior to actual receipt by the Bank of such written notice of revocation nor shall it release the Guarantor from any of its indemnities hereunder which shall in all events survive. If any of the present or future Obligations are guaranteed by persons, partnerships or corporations in addition to the Guarantor, the death, release or discharge in whole or in part, or the bankruptcy, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantor under this Agreement.

Section 10.  No Waiver; Cumulative Rights.

     No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Bank or allowed them by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Bank from time to time.

Section 11.  Covenants and Agreements.

     The Guarantor agrees to observe, perform and comply with all the covenants and agreements set forth in the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated as of August 25, 1995 (without giving effect to any amendment, waiver or other modification thereto not consented to by the Bank in writing expressly for purposes of this Guarantee, the "Credit Agreement") among the Guarantor, the Lenders from time to time party thereto, Chemical Bank, as Administrative Agent, and Chemical Bank Delaware, as Fronting Bank whether or not the Credit Agreement remains in effect, and such covenants and agreements will be deemed to continue in effect for the benefit of the Bank whether or not any commitment remains in effect, or any sum remains payable, under the Credit Agreement so that its terms remain in effect for the benefit of the Bank even after its termination or expiration, provided that any documentation to be delivered to the "Administrative Agent" or any "Lender" under the Credit Agreement shall be delivered to the Bank and all references to the "Agreement" and the "Loan Documents" contained therein shall be deemed to refer to this Guarantee. The Guarantor acknowledges and agrees that upon the occurrence of an Event of Default under the Credit Agreement, without giving effect to any requirement that the "Administrative Agent" or the "Required Lenders" give any notice or make any determination required under the Credit Agreement, but only requiring that such notice be given or any determination be made by the Bank, and without regard to whether the "Required Lenders" or "Administrative Agent" have terminated the "Commitments" or accelerated the "Loans" under the Credit Agreement, the Bank may, as between the Guarantor and the Bank, deem all Obligations outstanding under the Omolon Facility and hereunder to be immediately due and payable by the Guarantor hereunder. The Guarantor agrees to pay to the Bank or its assignee the Guaranteed Percentage of the unpaid principal amount and interest owing on all Obligations so accelerated regardless of whether such acceleration is effective against the Borrower.

Section 12.  Waiver of Notice.

     The Guarantor waives notice of the acceptance of this Agreement and of the making of any loans or extensions of credit to the Borrower, and to ABN AMRO Moscow, presentment to or demand or payment from anyone whomsoever liable upon any of the Obligations, presentment, demand, notice of dishonor, protest and all other notices whatsoever.

Section 13.  Governing Law and Place of Payment.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. All amounts payable by the Guarantor hereunder shall be paid at the principal New York office of the Bank at 500 Park Avenue, New York, New York 10022 or at such other place as may be specified by the Bank to the Guarantor from time to time in writing. All such payments shall be made at such place of payment in immediately available and freely transferable funds and in lawful currency of the United States of America, free and clear of, and without reduction for any present or future taxes, duties, charges, offsets, counterclaims or other deductions whatsoever. All payments to be made under this Agreement related to the Obligations, the AA Facilities, New Money Credit, the Restructuring and other amounts shall be made without any set-off or counterclaim whatsoever and free and clear of any deduction or withholding on account of any taxes or otherwise. In the event that any payment by the Guarantor under this Agreement, or by Abn Amro Moscow under the AA Facility Agreement, or by the Bank under the New Money Credit is subject to any set-off, counterclaim, withholding tax or any tax required by any law or any competent authority, the Guarantor will indemnify the Bank (as its primary and independent obligation) for any such payment and will ensure that the Bank receives (free of any taxes, other deduction or withholding) the full amount which it would have received if no such deduction or withholding had been required. If, at the time any amount of principal, interest or costs becomes due and payable under the Omolon Facility, as a result of any governmental or monetary authority action in the Russian Republic or as a result of any change in any law or regulation or in the interpretation thereof by any authority or court in the Russian Republic, the Bank, if it were to receive such amount from the Borrower, would be unable to transfer the same out of the Russian Republic, then, in any such case, the Bank will be entitled to refuse to receive such amount or, upon receipt, return it to the Borrower, and this Agreement shall continue to be fully applicable to the Obligation(s) in question to the same extent as though the payment so refused or repaid had never been made originally on such Obligation(s), provided, however, that the Bank will under no circumstances be allowed to refuse to receive such amount or return such amount if its inability to transfer such amount out of the Russian Federation arises solely from the Bank's knowing and material violation of any law or regulation generally applicable to banking institutions in the Russian Federation which must be complied with in order to transfer hard U.S. dollar currency abroad.

Section 14.  Consent to Jurisdiction.

     The Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court in any action or proceeding arising out of or relating to this Guarantee.

     In Witness Whereof, this Agreement has been duly executed and delivered by the Guarantor to the Bank as of the date first above written.



                                     Cyprus Amax Minerals Company


                                     By
                                        Name:
                                        Title:

                                     Address:

                                     9100 East Mineral Circle
                                     P.O. Box 3299
                                     Englewood, Colorado  80155

Agreed and Accepted as of the
date first above written:

ABN AMRO Bank N.V.


By:_______________________________
   Name:
   Title:


By:_______________________________
   Name:
   Title: